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                  AMENDMENT No. 4 TO REVOLVING CREDIT AGREEMENT, dated as of
December 10, 1997, among HENRY SCHEIN, INC., a corporation organized under the laws of the State of Delaware (the "Borrower"), and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), FLEET BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States of America "("Fleet"), COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", New York Branch, a cooperative banking organization organized under the laws of The Netherlands ("Rabobank Nederland"), and EUROPEAN AMERICAN BANK, a New York banking corporation ("EAB"; collectively with Chase, Fleet and Rabobank Nederland, the "Banks"), and Chase, as Agent for the Banks.

                                   RECITALS:

     A. The parties hereto entered into that Revolving Credit Agreement, dated as of January 31, 1997 (such agreement as it has been amended through the date hereof, the "Credit Agreement").

     B. The parties hereto desire to amend the Credit Agreement on the terms and conditions hereinafter set forth.

          NOW, THEREFORE, the parties hereto agree as follows:


             ARTICLE 1. AMENDMENTS TO REVOLVING CREDIT AGREEMENT.

         This Amendment shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and provisions of this Agreement are hereby incorporated by reference into the Credit Agreement as if such terms were set forth in full therein.

         Section 1.1. The last sentence of Section 9.1 of the Credit Agreement is hereby amended and restated to provide in its entirety as follows: "For purposes of calculating compliance with this covenant, Consolidated Net Worth and Net Income shall each be adjusted to add back non-recurring merger and acquisition costs; provided, that the cumulative adjustment made pursuant to this Section 9.1 during the term of this Agreement shall not exceed $65,000,000."

         Section 1.2. The last sentence of Section 9.3 of the Credit Agreement is hereby amended and restated to provide in its entirety as follows: "For purposes of calculating compliance with this covenant, Consolidated Net Profit shall be adjusted to add back non-recurring merger and acquisition costs; provided, that the cumulative adjustment made pursuant to this Section 9.3 during the term of this Agreement shall not exceed $65,000,000."

         Section 1.3. The last sentence of Section 9.4 of the

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Credit Agreement is hereby amended and restated to provided in its entirety as follows: "For purposes of calculating compliance with this covenant, Consolidated Operating Income shall be adjusted to add back non-recurring merger and acquisition costs; provided, that the cumulative adjustment made pursuant to this Section 9.4 during the term of this Agreement shall not exceed $65,000,000."

         Section 1.4. The last sentence of Section 9.5 of the Credit Agreement is hereby amended and restated to provide in its entirety as follows: "For purposes of calculating compliance with this covenant, Consolidated EBITDA shall be adjusted to add back non-recurring merger and acquisition costs; provided, that the cumulative adjustment made pursuant to this Section 9.5 during the term of this Agreement shall not exceed $65,000,000."


                   ARTICLE 2. REPRESENTATIONS AND WARRANTIES

         The Borrower hereby represents and warrants to the Banks that:

         Section 2.1. Each and every of the representations and warranties set forth in Article 6 of the Credit Agreement is true in all material respects as of the date hereof with respect to the Borrower and, to the extent applicable, the Guarantors and each of their Subsidiaries and with the same effect as though made on the date hereof (except when such representation or warranty by its terms relates to a specific date other than the date hereof), and is hereby incorporated herein in full by reference as if fully restated herein in its entirety. In addition, in order to induce the Banks to enter into this Amendment, the Borrower hereby covenants, represents and warrants to the Banks that since December 31, 1996, there has been no material adverse change in the business, operations, assets or financial or other condition of the Borrower or of the Borrower, the Guarantors and their Subsidiaries, taken as a whole.

         Section 2.2. No Default or Event of Default, as defined in the Agreement now exists except as specifically waived hereby.

         Section 2.3. The Borrower has the requisite corporate power and authority to enter into, perform and deliver this Amendment, and any other documents, instruments, agreements or other writings to be delivered in connection herewith. This Amendment, and all documents contemplated hereby or delivered in connection herewith, have each been duly authorized, executed and delivered and the transactions contemplated herein have been duly authorized by all necessary corporate action.

         Section 2.4. This Amendment and any other documents, agreements or instruments now or hereafter executed and delivered to the Banks by the Borrower in connection herewith constitute (or shall, when delivered, constitute) valid and legally binding obligations of Borrower, each of which is and shall be enforceable against Borrower in accordance with their respective terms except to

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the extent that such enforcement may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors rights generally or by the effect of general principles of equity which may limit the enforceability of equitable remedies (whether in a proceeding at law or in equity).

         Section 2.5. No representation, warranty or statement by the Borrower contained herein or in any other document to be furnished by the Borrower in connection herewith contains, or at the time of delivery shall contain, any untrue statement of material fact, or omits or at the time of delivery shall omit to state a material fact necessary to make such representation, warranty or statement not misleading.

         Section 2.6. No consent, waiver or approval of any entity is or will be required in connection with the execution, delivery, performance, validity or enforcement or priority of this Amendment or any other agreements, instruments or documents to be executed and/or delivered in connection herewith or pursuant hereto.

         Section 2.7. Except as previously disclosed to the Banks, there is no claim, litigation, investigation or proceeding pending or threatened against or otherwise materially affecting the Borrower's business. The Borrower's performance of its obligations hereunder and/or the validity or enforceability of this Amendment are not the subject of any suit, investigation or proceeding, and the Borrower has no knowledge of any circumstances indicating that any such suit, investigation or proceeding is likely or imminent.


                           ARTICLE 3. MISCELLANEOUS

         Section 3.1. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

         Section 3.2. This Amendment shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York.

         Section 3.3. Except as specifically amended hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


                                 HENRY SCHEIN, INC.

                                 By:
                                    ----------------------------

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                                 Name:
                                 Title:


                                 THE CHASE MANHATTAN BANK, as
                                   Agent and a Bank

                                 By:
                                    ----------------------------
                                 Name:   Emelia K. Teige
                                 Title:  Vice President


                                 FLEET BANK, NATIONAL ASSOCIATION

                                 By:
                                    ----------------------------
                                 Name:
                                 Title:


                                 COOPERATIEVE CENTRALE RAIFFEISEN-
                                 BOERENLEENBANK B.A., "RABOBANK
                                 NEDERLAND", NEW YORK BRANCH

                                 By:
                                    ----------------------------
                                 Name:
                                 Title:

                                 By:
                                    ----------------------------
                                 Name:
                                 Title:


                                 EUROPEAN AMERICAN BANK

                                 By:
                                    ----------------------------
                                 Name:
                                 Title:


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